MERRILL LYNCH
OREGON
MUNICIPAL
BOND FUND


[FUND LOGO]
STRATEGIC
         Performance


Annual Report

July 31, 1997



Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Oregon
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                               #16761 -- 7/97

[RECYCLE LOGO] Printed on post-consumer recycled paper



Merrill Lynch Oregon Municipal Bond Fund                  July 31, 1997

TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended July 31, 1997, a number of very favorable factors combined to push both tax-exempt and taxable bond yields to recent historic lows. A slowing domestic economy, a continued benign, if not improving, inflationary environment, a declining Federal budget deficit with resultant reduced Treasury borrowing needs, and a successful Congressional budget accord all resulted in significant declines in fixed-income yields. By the end of July, 30-year US Treasury bond yields had declined approximately 50 basis points (0.50%) to 6.30%, their lowest level in over a year. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term municipal revenue bond yields fell over 50 basis points to end the July 31, 1997 quarter at 5.49%, their lowest level since early 1994.

The decline in tax-exempt yields in recent months has been even more impressive given that the municipal market has lost much of the technical support it had enjoyed for over a year. In previous quarters, new tax-exempt bond issuance declined or remained stable. During the six months ended July 31, 1997, approximately $100 billion in new long-term municipal securities was underwritten, an increase of over 7.5% versus the comparable period in 1996. As tax-exempt bond yields declined, many municipal bond issuers have taken this opportunity to both issue new debt and refinance older, higher-couponed debt with new, lower-yielding issues. This refinancing has led to a surge in tax-exempt issuance in recent months. Over the three months ended July 31, 1997, new long-term tax-exempt bond issuance totaled approximately $55 billion, an increase of over 15% versus the July 31, 1996 quarter.

The decline in municipal bond yields has also resulted in some reduction in retail investor demand. In earlier episodes of rapidly declining interest rates, individual investor demand initially fell until investors became more acclimated to the current levels. Should interest rates stabilize, we expect investor demand to return to earlier levels. Also, this past June and July, municipal bond investors received over $50 billion in assets from coupon income payments, bond maturities, and the proceeds from early bond redemptions. Despite the continued allure of the US equity market, it is likely that much of these assets will be reallocated to the municipal bond market as investors adjust to the new investment environment.

Looking forward, given the extent of the recent bond market rally, some retrenchment or at least a period of consolidation is likely. However, the positive backdrop of modest economic growth and low inflation suggests that any such adjustment is not likely to be excessive. Despite recent increases in new bond issuance, supply for all of 1997 is not expected to be materially different than earlier estimates of approximately $175 billion. It is likely that the recent increase in issuance has largely borrowed from that originally scheduled for later this year. Additionally, any significant increase in tax-exempt bond yields will prevent any further bond refinancings, reducing future supply. Unless the current positive economic fundamentals undergo immediate and significant deterioration, any increase in municipal bond yields is likely to be viewed as an opportunity to purchase more attractively priced tax-exempt securities.

Fiscal Year in Review
During the past 12 months, the municipal bond market was characterized by tremendous price volatility within a narrow trading range. We focused on purchasing long-term insured bonds as yields approached 6.00% and selling these securities as yields rallied to 5.50%. The Fund was fully invested in long-term securities during most of the fiscal year to seek to achieve a yield greater than that of similar Oregon municipal bond funds. The Fund's cash equivalent reserves fluctuated between 5% -- 10% of total assets, and a large position of assets committed to longer-term maturities currently have coupons structured for income rather than price appreciation. This strategy served the Fund well during this particularly volatile period for the fixed-income markets in general, generating total return performance comparable to the industry average as well as an above-average yield.

Portfolio Matters
During the six months ended July 31, 1997, we maintained the slightly defensive posture we had adopted in late 1996. Our principal concern was that the strong economic growth seen in the fourth quarter of 1996 would continue into 1997, causing the Federal Reserve Board to raise interest rates so that growth would not result in a significant increase in inflation. However, US economic growth slowed in the second quarter of 1997 and inflation remained subdued, allowing interest rates to decline. We believed the Fund's structure would allow it to perform well during periods of market improvement.

We generally maintained the Fund's cash reserves below 5% of net assets in order to seek to enhance the Fund's dividend stream and in response to the continued scarcity of attractively priced tax-exempt Oregon issues. During the last six months, approximately $615 million in Oregon municipal securities was underwritten, an increase of more than 15% as compared to the same period a year ago.

Looking forward, we expect to maintain our current strategy of waiting for an environment characterized by higher interest rates before adopting a more aggressive portfolio structure. In such an environment, we expect to emphasize higher-couponed issues over more interest rate-sensitive securities. The generation of an optimal amount of tax-exempt income will remain the primary investment strategy of the Fund. As new bond issuance is expected to be approximately $175 billion on an annual basis for all of 1997, we expect to maintain the Fund's fully invested position.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Oregon Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/FRED K. STUEBE
Fred K. Stuebe
Vice President and Portfolio Manager

September 3, 1997

We are pleased to announce that Fred K. Stuebe is responsible for the day-to-day management of Merrill Lynch Oregon Municipal Bond Fund. Mr. Stuebe has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1989 as Vice President in the Tax-Exempt Bond Department.



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results

                                                                                     12 Month     3 Month
                                                 7/31/97     4/30/97     7/31/96     % Change     % Change

Class A Shares*                                   $10.00      $9.61        $9.52      + 5.04%       +4.06%
Class B Shares*                                    10.00       9.61         9.52      + 5.04        +4.06
Class C Shares*                                    10.00       9.61         9.53      + 4.93        +4.06
Class D Shares*                                    10.00       9.61         9.52      + 5.04        +4.06
Class A Shares -- Total Return*                                                       +10.27(1)     +5.31(2)
Class B Shares -- Total Return*                                                       + 9.72(3)     +5.18(4)
Class C Shares -- Total Return*                                                       + 9.50(5)     +5.15(6)
Class D Shares -- Total Return*                                                       +10.17(7)     +5.29(8)
Class A Shares -- Standardized 30-day Yield         4.31%
Class B Shares -- Standardized 30-day Yield         3.99%
Class C Shares -- Standardized 30-day Yield         3.90%
Class D Shares -- Standardized 30-day Yield         4.22%

*   Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.470 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.117 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.421 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.104 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.412 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.102 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.460 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.114 per share ordinary income dividends.




Merrill Lynch Oregon Municipal Bond Fund

Total Return Based on a $10,000 Investment--Class A Shares and Class B
Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                        8/27/93**           7/97
ML Oregon Municipal Bond Fund+--
Class A Shares*                          $9,600          $11,766
ML Oregon Municipal Bond Fund+--
Class B Shares*                         $10,000          $11,915
Lehman Brothers Municipal Bond
Index++                                 $10,000          $12,651

Total Return Based on a $10,000 Investment--Class C Shares and Class D
Shares

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                        10/21/94**          7/97
ML Oregon Municipal Bond Fund+--
Class C Shares*                          $10,000         $12,554
ML Oregon Municipal Bond Fund+--
Class D Shares*                           $9,600         $12,229
Lehman Brothers Municipal Bond
Index++                                  $10,000         $13,054

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
** Commencement of Operations.
+ ML Oregon Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of Oregon, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.
   Past performance is not predictive of future performance.



Average Annual Total Return

                     % Return Without  % Return With
                      Sales Charge     Sales Charge**
Class A Shares*
Year Ended 6/30/97      +8.57%            +4.22%
Inception (8/27/93)
through 6/30/97         +4.64             +3.53

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.


                       % Return          % Return
                     Without CDSC       With CDSC**
Class B Shares*
Year Ended 6/30/97      +8.13%            +4.13%
Inception (8/27/93)
through 6/30/97         +4.14             +3.91

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                      % Return           % Return
                     Without CDSC       With CDSC**
Class C Shares*
Year Ended 6/30/97      +7.91%            +6.91%
Inception (10/21/94)
through 6/30/97         +7.71             +7.71

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                   % Return Without     % Return With
                     Sales Charge      Sales Charge**
Class D Shares*
Year Ended 6/30/97      +8.57%            +4.23%
Inception (10/21/94)
through 6/30/97         +8.27             +6.64

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.




Performance Summary -- Class A Shares

                         Net Asset Value   Capital Gains
Period Covered        Beginning     Ending  Distributed  Dividends Paid*  % Change**
8/27/93 -- 12/31/93     $10.00     $10.30       --           $0.185         + 4.89%
1994                     10.30       8.77       --            0.515         -10.01
1995                      8.77       9.80       --            0.489         +17.69
1996                      9.80       9.70       --            0.480         + 4.06
1/1/97 -- 7/31/97         9.70      10.00       --            0.260         + 6.02
                                                       Total $1.929
                                     Cumulative total return as of 7/31/97: +22.57%**




Performance Summary -- Class B Shares

                         Net Asset Value   Capital Gains
Period Covered        Beginning     Ending  Distributed  Dividends Paid*  % Change**
8/27/93 -- 12/31/93     $10.00     $10.30       --           $0.167         + 4.70%
1994                     10.30       8.77       --            0.468         -10.46
1995                      8.77       9.80       --            0.441         +17.10
1996                      9.80       9.70       --            0.431         + 3.54
1/1/97 -- 7/31/97         9.70      10.00       --            0.233         + 5.71
                                                       Total $1.740
                                    Cumulative total return as of 7/31/97:  +20.15%***




Performance Summary -- Class C Shares

                         Net Asset Value   Capital Gains
Period Covered        Beginning    Ending   Distributed  Dividends Paid*  % Change**
10/21/94 -- 12/31/94     $9.02     $8.78        --          $0.087          - 1.68%
1995                      8.78      9.81        --           0.432          +16.96
1996                      9.81      9.71        --           0.422          + 3.43
1/1/97 -- 7/31/97         9.71     10.00        --           0.228          + 5.54
                                                      Total $1.169
                                     Cumulative total return as of 7/31/97: +25.54%***




Performance Summary -- Class D Shares

                         Net Asset Value    Capital Gains
Period Covered          Beginning  Ending   Distributed  Dividends Paid*  % Change**
10/21/94 -- 12/31/94     $9.02     $8.77        --           $0.100         - 1.65%
1995                      8.77      9.80        --            0.480         +17.58
1996                      9.80      9.70        --            0.470         + 3.96
1/1/97 -- 7/31/97         9.70     10.00        --            0.255         + 5.96
                                                       Total $1.305
                                     Cumulative total return as of 7/31/97: +27.39%**

*   Figures may include short-term capital gains distributions.
**  Figures do not include sales charge; results would be lower if sales charge was included.
*** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Merrill Lynch Oregon Municipal Bond Fund                                                                       July 31, 1997

SCHEDULE OF INVESTMENTS                                                                                        (in Thousands)

  S&P   Moody's    Face                                                                                               Value
Ratings Ratings   Amount                                             Issue                                          (Note 1a)

Oregon -- 75.9%

AAA    Aaa        $1,000   Chemeketa, Oregon, Community College District, UT, 5.95% due 6/01/2016 (e)                $1,066
BBB+   NR*         1,000   Klamath Falls, Oregon, Intercommunity Hospital Authority Revenue Bonds
                           (Gross - Merle West Medical Center Project), Series A, 7.10% due 9/01/2024                 1,095
AAA    Aaa           500   Lincoln County, Oregon, School District, UT, 5.25% due 6/15/2012 (e)                         517
AAA    Aaa         1,280   Marion County, Oregon, Union High School District No. 007J (Silverton), UT,
                           7% due 6/01/2010 (c)                                                                       1,473
A1     VMIG1+        900   Medford, Oregon, Hospital Facilities Authority Revenue Bonds (Gross - Rogue Valley
                           Health Services), VRDN, 3.75% due 10/01/2016 (a)                                             900
AAA    Aaa         1,000   Morrow County, Oregon, School District No. 001, UT, 6% due 6/01/2007 (b)                   1,119
AAA    Aaa         2,650   Oregon Health Sciences University Revenue Bonds, Insured Series A, 5.75%** due
                           7/01/2021 (b)                                                                                741
                           Oregon State Health, Housing, Educational and Cultural Facilities Authority Revenue
                           Bonds, Series A:
NR*    VMIG1+        200   (Guide Dogs for the Blind), VRDN, 3.70% due 7/01/2025 (a)                                    200
A+     NR*         1,000   Refunding (Reed College Project), 5.375% due 7/01/2025                                     1,007
AA     Aa2         1,000   Oregon State Higher Education Building Improvement Bonds, UT, Series A,
                           6.45% due 8/01/2024                                                                        1,104
NR*    Aa2         1,000   Oregon State Housing and Community Services Department,  Mortgage Revenue Bonds,
                           AMT, Series A, 6.20% due 7/01/2027                                                         1,047
                           Oregon State Housing and Community Services Department, Mortgage Revenue Bonds
                           (S/F Mortgage Program):
NR*    Aa2         1,000   AMT, Series E, 7.10% due 7/01/2014                                                         1,067
NR*    Aa2           490   Refunding, Series A, 6.40% due 7/01/2018                                                     518
NR*    Aa2         1,050   Series B, 6.875% due 7/01/2028                                                             1,123
                           Port of Portland, Oregon, International Airport Revenue Bonds (Portland International
                           Airport), AMT, Series 7B (b):
AAA    Aaa           950   7.10% due 1/01/2012 (g)                                                                    1,143
AAA    Aaa            50   7.10% due 7/01/2021                                                                           55
A1+    A3          1,000   Port Saint Helens, Oregon, PCR (Portland General Electric Company Project),
                           VRDN, AMT, Series A, 3.65% due 8/01/2014 (a)                                               1,000
A+     A1          1,500   Portland, Oregon, Sewer System Revenue Bonds, Series A, 6.25% due 6/01/2015                1,627
AAA    Aaa         1,000   Tillamook County, Oregon, GO, UT, 6.25% due 1/01/2014 (e)                                  1,099

Puerto Rico -- 16.1%
AAA    Aaa         2,720   Puerto Rico Commonwealth, GO, UT, 7% due 7/01/2010 (d)                                     3,320
AAA    Aaa           400   Puerto Rico Electric Power Authority, Power Revenue Bonds, STRIPES, Series T, 8.069%
                           due 7/01/2005 (c)(f)                                                                         470
                                                                                                                   --------
Total Investments (Cost -- $19,847) -- 92.0%                                                                         21,691

Other Assets Less Liabilities -- 8.0%                                                                                 1,891
                                                                                                                   --------
Net Assets -- 100.0%                                                                                                $23,582
                                                                                                                   ========

(a) The interest rate is subject to change periodically based upon prevailing market rates.
    The interest rate shown is the rate in effect at July 31, 1997.
(b) MBIA Insured.
(c) FSA Insured.
(d) AMBAC Insured.
(e) FGIC Insured.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates.
    The interest rate shown is the rate in effect at July 31, 1997.
(g) Prerefunded.
*   Not Rated.
**  Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
+   Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Oregon Municipal Bond Fund's portfolio holdings in the
Schedule of Investments, we have abbreviated the names of some of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
GO      General Obligation Bonds
PCR     Pollution Control Revenue Bonds
S/F     Single-Family
STRIPES Short-Term Rate Inverse Payment Exempt Securities
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes

See Notes to Financial Statements.





FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1997

Assets:               Investments, at value (identified cost -- $19,847,401) (Note 1a)                 $21,690,648
                      Cash                                                                                  28,416
                      Receivables:
                      Securities sold                                                      $1,858,138
                      Interest                                                                172,608    2,030,746
                                                                                         ------------
                      Deferred organization expenses (Note 1e)                                               8,323
                      Prepaid registration fees and other assets (Note 1e)                                   3,559
                                                                                                      ------------
                      Total assets                                                                      23,761,692
                                                                                                      ------------

Liabilities:          Payables:
                      Beneficial interest redeemed                                             62,891
                      Dividends to shareholders (Note 1f)                                      27,638
                      Distributor (Note 2)                                                      8,606
                      Investment adviser (Note 2)                                               3,977      103,112
                                                                                         ------------
                      Accrued expenses and other liabilities                                                76,920
                                                                                                      ------------
                      Total liabilities                                                                    180,032
                                                                                                      ------------

Net Assets:           Net assets                                                                       $23,581,660
                                                                                                      ============

Net Assets            Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:           shares authorized                                                                    $32,328
                      Class B Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                    178,934
                      Class C Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                     20,618
                      Class D Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                      3,996
                      Paid-in capital in excess of par                                                  24,185,819
                      Accumulated realized capital losses on investments -- net (Note 5)                (2,683,282)
                      Unrealized appreciation on investments -- net                                      1,843,247
                                                                                                      ------------
                      Net assets                                                                       $23,581,660
                                                                                                      ============

Net Asset Value:      Class A -- Based on net assets of $3,231,460 and 323,277 shares of
                      beneficial interest outstanding                                                       $10.00
                                                                                                           =======
                      Class B -- Based on net assets of $17,888,143 and 1,789,338 shares of
                      beneficial interest outstanding                                                       $10.00
                                                                                                           =======
                      Class C -- Based on net assets of $2,062,611 and 206,183 shares of
                      beneficial interest outstanding                                                       $10.00
                                                                                                           =======
                      Class D -- Based on net assets of $399,446 and 39,957 shares of
                      beneficial interest outstanding                                                       $10.00
                                                                                                           =======
                      See Notes to Financial Statements.





Statement of Operations
                                                                                  For the Year Ended July 31, 1997

Investment Income     Interest and amortization of premium and discount earned                          $1,440,632
(Note 1d):

Expenses:             Investment advisory fees (Note 2)                                      $139,867
                      Account maintenance and distribution fees -- Class B (Note 2)            98,340
                      Professional fees                                                        53,583
                      Accounting services (Note 2)                                             47,011
                      Printing and shareholder reports                                         28,407
                      Account maintenance and distribution fees -- Class C (Note 2)            12,127
                      Transfer agent fees -- Class B (Note 2)                                  12,012
                      Registration fees (Note 1e)                                              10,221
                      Amortization of organization expenses (Note 1e)                           7,770
                      Pricing fees                                                              3,276
                      Custodian fees                                                            2,235
                      Transfer agent fees -- Class A (Note 2)                                   1,777
                      Trustees' fees and expenses                                               1,293
                      Transfer agent fees -- Class C (Note 2)                                   1,158
                      Account maintenance fees -- Class D (Note 2)                                256
                      Transfer agent fees -- Class D (Note 2)                                     130
                      Other                                                                     4,118
                                                                                         ------------
                      Total expenses before reimbursement                                     423,581
                      Reimbursement of expenses (Note 2)                                     (111,756)
                                                                                         ------------
                      Total expenses after reimbursement                                                   311,825
                                                                                                      ------------
                      Investment income -- net                                                           1,128,807
                                                                                                      ------------
Realized &            Realized gain on investments -- net                                                  504,081
Unrealized Gain on    Change in unrealized appreciation/depreciation on investments -- net                 688,160
Investments -- Net                                                                                    ------------
(Notes 1b, 1d & 3):   Net Increase in Net Assets Resulting from Operations                              $2,321,048
                                                                                                      ============

                      See notes to financial statements.





Statements of Changes in Net Assets
                                                                                            For the Year Ended July 31,
                                                                                            -------------------------
Increase (Decrease) in Net Assets:                                                              1997         1996
                                                                                            ------------ ------------
Operations:           Investment income -- net                                                $1,128,807   $1,390,594
                      Realized gain on investments -- net                                        504,081      259,122
                      Change in unrealized appreciation/depreciation on investments -- net       688,160      158,225
                                                                                            ------------ ------------
                      Net increase in net assets resulting from operations                     2,321,048    1,807,941
                                                                                            ------------ ------------

Dividends to          Investment income -- net:
Shareholders          Class A                                                                   (170,118)    (214,883)
(Note 1f):            Class B                                                                   (860,053)  (1,107,194)
                      Class C                                                                    (86,440)     (59,087)
                      Class D                                                                    (12,196)      (9,430)
                                                                                            ------------ ------------
                      Net decrease in net assets resulting from dividends to shareholders     (1,128,807)  (1,390,594)
                                                                                            ------------ ------------

Beneficial Interest   Net decrease in net assets derived from beneficial
Transactions          interest transactions                                                   (4,784,283)  (4,478,110)
(Note 4):                                                                                   ------------ ------------

Net Assets:           Total decrease in net assets                                            (3,592,042)  (4,060,763)
                      Beginning of year                                                       27,173,702   31,234,465
                                                                                            ------------ ------------
                      End of year                                                            $23,581,660  $27,173,702
                                                                                            ============ ============
                      See Notes to Financial Statements.




<CAPTIION>

Financial Highlights

                                                                                          Class A
                                                                                                              For the Period
                                                                                                                  Aug. 27,
The following per share data and ratios have been derived                                                         1993+ to
from information provided in the financial statements.                           For the Year Ended July 31,       July 31,
                                                                                1997        1996        1995        1994

Increase (Decrease) in Net Asset Value:

Per Share             Net asset value, beginning of period                        $9.52       $9.40       $9.41      $10.00
Operating                                                                       -------     -------     -------     -------
Performance:          Investment income -- net                                      .47         .48         .50         .48
                      Realized and unrealized gain (loss) on investments -- net     .48         .12        (.01)       (.58)
                                                                                -------     -------     -------     -------
                      Total from investment operations                              .95         .60         .49        (.10)
                                                                                -------     -------     -------     -------
                      Less dividends and distributions:
                      Investment income -- net                                     (.47)       (.48)       (.50)       (.48)
                      In excess of realized gain on investments -- net               --          --          --        (.01)
                                                                                -------     -------     -------     -------
                      Total dividends and distributions                            (.47)       (.48)       (.50)       (.49)
                                                                                -------     -------     -------     -------
                      Net asset value, end of period                             $10.00       $9.52       $9.40       $9.41
                                                                                =======     =======     =======     =======
Total Investment      Based on net asset value per share                          10.27%       6.52%       5.54%      (1.13%)++++
Return:**                                                                       =======     =======     =======     =======

Ratios to Average     Expenses, net of reimbursement                                .78%        .53%        .31%        .08%*
Net Assets:                                                                     =======     =======     =======     =======
                      Expenses                                                     1.22%       1.17%       1.23%       1.30%*
                                                                                =======     =======     =======     =======
                      Investment income -- net                                     4.88%       5.06%       5.51%       5.26%*
                                                                                =======     =======     =======     =======
Supplemental          Net assets, end of period (in thousands)                   $3,232      $3,904      $4,332      $6,712
Data:                                                                           =======     =======     =======     =======
                      Portfolio turnover                                          40.62%     103.61%     142.77%      52.88%
                                                                                =======     =======     =======     =======
                      *    Annualized.
                      **   Total investment returns exclude the effects of sales loads.
                      +    Commencement of Operations.
                      ++++ Aggregate total investment return.

                      See Notes to Financial Statements.





                                                                                            Class B
                                                                                                               For the Period
                                                                                                                   Aug. 27,
The following per share data and ratios have been derived                                                          1993+ to
from information provided in the financial statements.                            For the Year Ended July 31,       July 31,
                                                                                 1997        1996        1995        1994

Increase (Decrease) in Net Asset Value:

Per Share             Net asset value, beginning of period                         $9.52       $9.40       $9.41      $10.00
Operating                                                                        -------     -------     -------     -------
Performance:          Investment income -- net                                       .42         .44         .45         .43
                      Realized and unrealized gain (loss) on investments -- net      .48         .12        (.01)       (.58)
                                                                                 -------     -------     -------     -------
                      Total from investment operations                               .90         .56         .44        (.15)
                                                                                 -------     -------     -------     -------
                      Less dividends and distributions:
                      Investment income -- net                                      (.42)       (.44)       (.45)       (.43)
                      In excess of realized gain on investments -- net                --          --          --        (.01)
                                                                                 -------     -------     -------     -------
                      Total dividends and distributions                             (.42)       (.44)       (.45)       (.44)
                                                                                 -------     -------     -------     -------
                      Net asset value, end of period                              $10.00       $9.52       $9.40       $9.41
                                                                                 =======     =======     =======     =======

Total Investment      Based on net asset value per share                            9.72%       5.97%       5.00%      (1.59%)++++
Return:**                                                                        =======     =======     =======     =======


Ratios to Average     Expenses, net of reimbursement                                1.29%       1.04%        .84%        .58%*
Net Assets:                                                                      =======     =======     =======     =======
                      Expenses                                                      1.73%       1.68%       1.75%       1.80%*
                                                                                 =======     =======     =======     =======
                      Investment income -- net                                      4.37%       4.55%       4.99%       4.75%*
                                                                                 =======     =======     =======     =======

Supplemental          Net assets, end of period (in thousands)                   $17,888     $21,542     $25,861     $25,943
Data:                                                                            =======     =======     =======     =======
                      Portfolio turnover                                           40.62%     103.61%     142.77%      52.88%
                                                                                 =======     =======     =======     =======
                      *    Annualized.
                      **   Total investment returns exclude the effects of sales loads
                      +    Commencement of Operations.
                      ++++ Aggregate total investment return.

                      See Notes to Financial Statements.





Financial Highlights (concluded)

                                                                          Class C                          Class D
                                                                                      For the                           For the
                                                                      For the         Period            For the         Period
The following per share data and ratios have been derived              Year           Oct. 21,           Year          Oct. 21,
from information provided in the financial statements.                Ended           1994+ to           Ended        1994+ to
                                                                     July 31,         July 31,          July 31,      July 31,
                                                                1997        1996        1995         1997      1996     1995
Increase (Decrease) in Net Asset Value:

Per Share             Net asset value, beginning of period      $9.53       $9.40       $9.02       $9.52     $9.39     $9.02
Operating                                                     -------     -------     -------     -------   -------   -------
Performance:          Investment income -- net                    .41         .43         .34         .46       .47       .38
                      Realized and unrealized gain on
                      investments -- net                          .47         .13         .38         .48       .13       .37
                                                              -------     -------     -------     -------   -------   -------
                      Total from investment operations            .88         .56         .72         .94       .60       .75
                                                              -------     -------     -------     -------   -------   -------
                      Less dividends from investment
                      income -- net                              (.41)       (.43)       (.34)       (.46)     (.47)     (.38)
                                                              -------     -------     -------     -------   -------   -------
                      Net asset value, end of period           $10.00       $9.53       $9.40      $10.00     $9.52     $9.39
                                                              =======     =======     =======     =======   =======   =======

Total Investment      Based on net asset value per share         9.50%       5.97%       8.19%++    10.17%     6.52%     8.55%++++
Return:**                                                     =======     =======     =======     =======   =======   =======

Ratios to Average     Expenses, net of reimbursement             1.39%       1.16%       1.00%*       .90%      .63%      .51%*
Net Assets:                                                   =======     =======     =======     =======   =======   =======
                      Expenses                                   1.83%       1.79%       1.88%*      1.32%     1.28%     1.39%*
                                                              =======     =======     =======     =======   =======   =======
                      Investment income -- net                   4.28%       4.45%       4.68%*      4.76%     4.97%     5.12%*
                                                              =======     =======     =======     =======   =======   =======

Supplemental          Net assets, end of period (in thousands) $2,063      $1,555        $853        $399      $173      $188
Data:                                                         =======     =======     =======     =======   =======   =======
                      Portfolio turnover                        40.62%     103.61%     142.77%      40.62%   103.61%   142.77%
                                                              =======     =======     =======     =======   =======   =======

                      *    Annualized.
                      **   Total investment returns exclude the effects of sales loads.
                      +    Commencement of Operations.
                      ++++ Aggregate total investment return.

                      See Notes to Financial Statements.




Merrill Lynch Oregon Municipal Bond Fund                 July 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Oregon Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing sm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund had also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. For the year ended July 31, 1997, FAM earned fees of $139,867, of which $111,756 was voluntarily waived.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                Account       Distribution
            Maintenance Fee      Fee

Class B          0.25%           0.25%
Class C          0.25%           0.35%
Class D          0.10%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                 MLFD     MLPF&S

Class A            $1        $18
Class D          $261     $1,250

For the year ended July 31, 1997, MLPF&S received contingent deferred sales charges of $71,008 and $3,156 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1997 were $9,514,971 and $15,174,846, respectively.

Net realized and unrealized gains as of July 31, 1997 were as follows:

                                  Realized      Unrealized
                                   Gains           Gains

Long-term investments             $460,596       $1,843,247
Financial futures contracts         43,485               --
                               -----------     ------------
Total                             $504,081       $1,843,247
                               ===========     ============

As of July 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $1,843,247, all of which related to appreciated securities. The aggregate cost of investments at July 31, 1997 for Federal income tax purposes was $19,847,401.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $4,784,283 and $4,478,110 for the years ended July 31, 1997 and July 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Year                         Dollar
Ended July 31, 1997                 Shares          Amount

Shares sold                         37,316        $360,520
Shares issued to shareholders
in reinvestment of dividends        11,762         113,681
                               -----------     -----------
Total issued                        49,078         474,201
Shares redeemed                   (135,962)     (1,313,376)
                               -----------     -----------
Net decrease                       (86,884)      $(839,175)
                               ===========     ===========

Class A Shares for the Year                         Dollar
Ended July 31, 1996                 Shares          Amount

Shares sold                         22,470        $214,498
Shares issued to shareholders
in reinvestment of dividends        14,697         140,289
                               -----------     -----------
Total issued                        37,167         354,787
Shares redeemed                    (88,017)       (840,104)
                               -----------     -----------
Net decrease                       (50,850)      $(485,317)
                               ===========     ===========

Class B Shares for the Year                         Dollar
Ended July 31, 1997                 Shares          Amount

Shares sold                        209,679      $2,026,849
Shares issued to shareholders
in reinvestment of dividends        42,397         409,629
                               -----------     -----------
Total issued                       252,076       2,436,478
Automatic conversion
of shares                          (10,731)       (103,105)
Shares redeemed                   (715,041)     (6,901,484)
                               -----------     -----------
Net decrease                      (473,696)    $(4,568,111)
                               ===========     ===========

Class B Shares for the Year                         Dollar
Ended July 31, 1996                 Shares          Amount

Shares sold                        372,008      $3,544,465
Shares issued to shareholders
in reinvestment of dividends        57,440         548,361
                               -----------     -----------
Total issued                       429,448       4,092,826
Automatic conversion
of shares                           (1,050)        (10,019)
Shares redeemed                   (917,652)     (8,750,805)
                               -----------     -----------
Net decrease                      (489,254)    $(4,667,998)
                               ===========     ===========

Class C Shares for the Year                         Dollar
Ended July 31, 1997                 Shares          Amount

Shares sold                        160,039      $1,543,944
Shares issued to shareholders
in reinvestment of dividends         6,578          63,646
                               -----------     -----------
Total issued                       166,617       1,607,590
Shares redeemed                   (123,601)     (1,195,407)
                               -----------     -----------
Net increase                        43,016        $412,183
                               ===========     ===========

Class C Shares for the Year                         Dollar
Ended July 31, 1996                 Shares          Amount

Shares sold                         92,438        $880,499
Shares issued to shareholders
in reinvestment of dividends         4,225          40,343
                               -----------     -----------
Total issued                        96,663         920,842
Shares redeemed                    (24,236)       (230,561)
                               -----------     -----------
Net increase                        72,427        $690,281
                               ===========     ===========

Class D Shares for the Year                         Dollar
Ended July 31, 1997                 Shares          Amount

Shares sold                         10,153         $99,282
Automatic conversion of shares      10,732         103,105
Shares issued to shareholders
in reinvestment of dividends           872           8,438
                               -----------     -----------
Total issued                        21,757         210,825
Shares redeemed                         (1)             (5)
                               -----------     -----------
Net increase                        21,756        $210,820
                               ===========     ===========

Class D Shares for the Year                         Dollar
Ended July 31, 1996                 Shares          Amount

Shares sold                         11,567        $111,225
Automatic conversion of shares       1,050          10,019
Shares issued to shareholders
in reinvestment of dividends           405           3,857
                               -----------     -----------
Total issued                        13,022         125,101
Shares redeemed                    (14,853)       (140,177)
                               -----------     -----------
Net decrease                        (1,831)       $(15,076)
                               ===========     ===========

5. Capital Loss Carryforward:
At July 31, 1997, the Fund had a net capital loss carryforward of approximately $2,478,000, of which $1,245,000 expires in 2003 and $1,233,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.



INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch Oregon Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Oregon Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1997, the related state-ments of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period August 27, 1993 (com-mencement of operations) to July 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Oregon Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
September 5, 1997


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Oregon Municipal Bond Fund during its taxable year ended July 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.